MUNICIPAL PORTFOLIO

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

MUNICIPAL PORTFOLIO — SHARES

SUPPLEMENT DATED DECEMBER 15, 2016 TO

PROSPECTUS DATED OCTOBER 11, 2016

The paragraph under the sub-section entitled “PURCHASING AND SELLING SHARES — Investors” on page 11 of the Prospectus is replaced with the following:

Institutional investors (“Institutions”), acting on their own behalf or on behalf of customers and other beneficial owners (“Customers”), may invest in the Shares of the Portfolio. Institutions are:

∎

Authorized third party financial intermediaries (including retirement plans and plan sponsors, banks, trust companies, brokers, investment advisers and other money managers), acting on their own behalf or on behalf of Customers;

∎

Clients of Northern Trust Corporate and Institutional Services, Northern Trust Foundation and Institutional Advisors and Northern Trust Global Family Office who are corporations, partnerships, business trusts and other institutions and organizations, and clients of Northern Trust Wealth Management having at least $500 million in total assets at Northern Trust; and

∎

Investors who are not permitted to invest in a “retail money market fund” as defined under Rule 2a-7 of the 1940 Act due to policies and procedures that limit all beneficial owners of such a fund to natural persons.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northerntrust.com/institutional	NIF SPT MMUN (12/16)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS